UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2021

ESS TECH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)

(855) 423-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	GWH.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on May 6, 2021, ESS Tech, Inc., a Delaware corporation (formerly known as ACON S2 Acquisition Corp.) (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SCharge Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and ESS Tech Subsidiary, Inc., a Delaware corporation (formerly known as ESS Tech, Inc.) (“Legacy ESS”), pursuant to which, on the terms and subject to the conditions therein, Merger Sub would merger with and into Legacy ESS with Legacy ESS surviving as a wholly owned subsidiary of the Company (such transactions, the “Business Combination”). In a related transaction, SB Energy Global Holdings One Limited (“SB Energy”) entered into an agreement with Legacy ESS on May 6, 2021 to ensure that certain SB Energy rights in Legacy ESS were retained or revised in the event the Business Combination were consummated. The vesting of certain SB Energy ownership interests and related rights (the “CFIUS Transaction”) – with such rights and interests to be held directly in Legacy ESS or indirectly through the Company depending on the outcome of the Business Combination – was deferred pending clearance of a filing submitted by Legacy ESS and SB Energy to the Committee on Foreign Investment in the United States (“CFIUS”). The Business Combination closed on October 8, 2021.

On October 28, 2021, CFIUS informed the Company and SB Energy in writing that CFIUS had concluded its review under Section 721 of the Defense Production Act of 1950 (“DPA”) of the CFIUS Transaction. CFIUS determined that there were no unresolved national security concerns with respect to the CFIUS Transaction and that it had concluded action under the DPA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 4, 2021

ESS TECH, INC.

By:	/s/ Amir Moftakhar
Name:	Amir Moftakhar
Title:	Chief Financial Officer